BIOLARGO, INC.

OTCQX: BLGO

2025 Annual Report & Earnings Call

Commitments Made & Commitments Delivered

March 5, 2026

Safe Harbor Statement

All statements, other than statements of historical fact, included in this presentation regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects, and plans and objectives of management are **forward-looking statements**.

These statements involve risks and uncertainties, and actual results may differ materially from those expressed or implied. We have included important risks and uncertainties in our filings with the Securities and Exchange Commission, particularly the section titled "Risk Factors" in our Form 10-K and subsequent filings.

Investors should not place undue reliance on forward-looking statements. Past performance is not indicative of future results.

Disciplined Execution

Hitting Critical Milestones

WHAT WE SAID WE'D DO	WHAT WE DID
Install AEC at a municipal site	AEC installed at Lake Stockholm, NJ (Jan 2026)
Launch Clyra Medical commercially	First stocking order received & shipped (Feb 2026)
Present clinical data for ViaCLYR™	Exceptional results at Boswick Symposium (Jan 2026)
Advance battery factory partnerships	4 MOUs executed; JV negotiations ongoing
Manage Through Pooph breach	License revoked; federal lawsuit filed
Expand BioLargo Engineering Reach	Engineering team grew annual service revenue 2X YoY ($2 million)

The BioLargo Impact Portfolio — Sum of the Parts

Four Platforms. Four Massive Markets. One Company.

Clyra Medical

Advanced Wound Care & Infection Control. FDA-cleared ViaCLYR™ technology.

OWNERSHIP
48% + 6% Royalty

Cellinity Battery

Liquid Sodium Long-Duration Storage. High density, non-flammable, earth-abundant.

OWNERSHIP
95% + 6% Royalty

AEC Water Treatment

PFAS Remediation Technology. High efficiency, low waste, municipal scale.

OWNERSHIP
100% + 6% Royalty

ONM Environmental

Odor & VOC Control. Proven CupriDyne™ technology for industrial & consumer use.

OWNERSHIP
100% + 6% Royalty

Clyra Medical — First Commercial Revenue

FDA Cleared Formulation. First Order Shipped and Paid.

The Product: ViaCLYR™

- FDA 510(k)-cleared wound irrigation solution
- >99.9999% antimicrobial kill rate (broad spectrum)
- Sustained efficacy up to 72 hours (safe to leave in)
- Clear, odorless, non-irritating — safe for all wound types (broad addressable market)

2025–2026 Commercial Milestones

DISTRIBUTION
Exclusive agreement with Advanced Solution– plus a second global distributor preparing for launch. (6,100+ hospitals, 6,300+ surgery centers)

OPERATIONS
ISO 13485-certified manufacturing in place

JAN 28, 2026
Boswick Symposium: Dr. Marcus Gitterle presented 36-case evaluation — "remarkable" results

FEB 9, 2026
First commercial stocking order received and shipped and paid for

2025 Total Capital Raised
≅ $5.75 Million

Raised capital from new and existing investors to scale commercial operations

POST YEAR-END
≅ $1.7 Million

Clyra Medical — Clinical Validation

What the Data Shows (Boswick Symposium, Jan 2026)

Key Clinical Findings

- Rapid reduction in wound fluid discharge
- Noticeable increase in healing activity early in treatment
- Rapid closure of wound tunnels — a particularly challenging complication
- Dramatic wound transformation from chronic, scarred wounds to actively healing wounds
- Significant wound shrinkage and reduction in wound depth in pressure injuries

Zero adverse reactions across all cases evaluated

? What's next?

- Grow Sales
- Expand Clinical Work
- Launch with Major Partner
- Recruit New Distributors

"In 36 cases across diverse wound etiologies, ViaCLYR™ demonstrated clinically significant improvements…Patients with chronic, fibrotic wounds showed rapid transformation to highly proliferative healing wounds…Importantly, we observed no adverse events in our treatment population.…Because of the success of this evaluation, we are moving as a group to adoption of CICS as our wound care cleansing modality of choice."

— **Dr. Marcus Gitterle**
Regional Medical Director, Wound Care & Hyperbaric Medicine
Christus Santa Rosa Health System

AEC Water Treatment — Solving the PFAS Crisis

First Municipal Deployment Validates Commercial Readiness

The Problem

- PFAS ("Forever Chemicals") contamination affects millions of Americans
- EPA enforcement is intensifying with strict new limits
- Conventional technologies (carbon/resin) create massive hazardous waste streams and customers not satisfied

The Solution: BioLargo AEC

- **Treats All PFAS:** Effective on both long- and short-chain compounds
- **Minimal Waste:** Produces <1/40,000th the waste of carbon filters — critical for disposal
- **Scalable:** Modular design fits municipal and industrial sites

Lake Stockholm, NJ Installation

- First real-world municipal deployment of the AEC system
- 12-month NJDEP monitoring program underway for full certification
- Working with U.S. EPA for independent validation
- AEC featured in *Chemical Engineering Magazine* as a breakthrough solution

Commercial Pipeline: Industrial pilots in development | Partnerships advancing | ETTAC advisory role (Secretary of Commerce)

Cellinity Battery — The Energy Storage Opportunity

Independent Third-Party Evaluation by U.S. BESS Corp Validates Key Performance Claims

Global storage demand growing from 200 GW to **5+ Terawatts** by 2050

Critical need for **safe, non-flammable** storage for data centers & AI

Urgent shift away from **China-dependent** supply chains

Why Cellinity is Different

SPECIFICATION	LITHIUM-ION (STANDARD)	CELLINITY (LIQUID SODIUM)	Validation
Energy Density	150–190 Wh/kg	552 Wh/kg	✓U.S. BESS confirmed
Charge Efficiency	Degrades over cycles	No loss in charge efficiency	✓U.S. BESS confirmed
Thermal Runaway	High Risk	None	✓U.S. BESS confirmed
Energy Efficiency	~85-90%	95% at operating temperature	✓U.S. BESS confirmed
Self-Discharge	Measurable	None observed (20 yr life expectancy)	✓U.S. BESS confirmed
Materials	Scarce / Conflict Minerals	Earth-abundant / Domestic	✓U.S. BESS confirmed

BUSINESS MODEL

"Sell Factories, Not Batteries"

JV Partnerships	4 MOUs	$80–90M
MINORITY EQUITY + ROYALTY	EXECUTED & NEGOTIATING	PROJECTED ANNUAL NOI PER FACTORY

ONM Environmental –

Market Validated Technology, Terminated License & New Direction

★ Proven large-scale commercial success

- ✓ Technology now repositioned and ready for licensing.

The Path Forward

- ✓ Actively engaging new partners for pet & consumer products + industrial odor control continuing
- ✓ ONM Environmental industrial business continues unaffected
- ✓ IP and product designs expanding

Commercial Success

- **8+ million units sold** in the marketplace
- **$57M+ annual run rate** achieved by licensed product launch partner
- **$13.7M peak annual revenue** generated by BioLargo under the license
- **National Accounts**: Walmart, Target, Home Depot, Lowe's, Ace, Tractor Supply
- **Strong e-commerce presence**: Amazon, Chewy, +
- **60,000 positive customer reviews**
- **High repeat purchase behavior** observed in market before terminated license

2025 Financial Summary

The Numbers in Context

METRIC	2025	2024	KEY DRIVER
Revenue	$7.77M	$17.78M	*Pooph/Ikigai revenue loss*
SG&A	$11.77M	$9.30M	*Clyra headcount growth for launch of Clyra products*
Net Loss	($15.19M)	($4.35M)	*Includes $3.85M Pooph impairment*
Cash	$3.88M	$3.55M	*Strong liquidity position*
Equity	$1.53M	$6.06M	*No toxic debt*

The "Pooph Effect"

- Revenue post-Pooph reflects a growing base business, unaffected by the licensing dispute.
- Clyra investment is a deliberate, value-creating deployment of capital to prepare for commercial launch.
- Engineering services revenue **doubled** year-over-year, showing strong organic growth.

SUBSEQUENT EVENT (POST YEAR-END)

Clyra Medical Capital Raise

New investment capital to fund commercial launch & scale operations.

$1.7 Million

2026 Outlook — The Target Inflection Points

Multiple Catalysts Converging

Clyra Medical

- Commercial rollout of ViaCLYR™ through Advanced Solution's national network
- Additional KOL presentations and clinical publications throughout 2026
- Expanding product portfolio and revenue (surgical, dental, wound dressings)
- Launching with long anticipated major distribution partner

AEC Water Treatment

- NJDEP/EPA validation data from Lake Stockholm — establishing AEC as industry standard
- New municipal and industrial contracts in New Jersey and beyond
- Strategic partnerships signed and expected to expand

Cellinity Battery

- First JV definitive contract — moving from MOUs to hard commitments
- Engineering and design phase for first battery factory
- Securing non-dilutive financing like: tax credits, economic development, work force development and grants to help drive adoption for strategic assets like our long duration energy storage systems- Cellinity

ONM Environmental

- New CupriDyne™ partner announcement for pet & consumer products markets
- Continuing services in industrial odor control sector
- Expanding IP and product designs and will form alliances with consumer products distributors both international and domestic

Why BioLargo Now?

The Investment Case

What Has Changed

Commercial Revenue
Clyra Medical received first stocking order — the execution is paying off

Real-World Validation
AEC installed at Lake Stockholm municipal site — proving the tech at scale.
CupriDyne validated by Pooph's dramatic sales success

Battery Technology De-Risked
Technical proof of concept validated; strategic partnerships in active negotiation

Capital to Execute
Clyra – Independently financed
Cellinity Battery – incentives, project finance via partners, direct investment
AEC – Customer and strategic partners
CupriDyne – Licensing and venture focus
Corporate – Nominal needs

THE VALUATION GAP

Current Market Cap

~$60M

Portfolio Potential and the Bull Case Debate

$4B+

Structural Tailwinds
- PFAS Regulation
- AI Energy Demand
- Wound Care Innovation

Dennis P. Calvert | President & CEO
(888) 400-2863 | dc@BioLargo.com | www.BioLargo.com